                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                         Date of Report: January 8, 2002
                        (Date of Earliest Event Reported)

                    ADVANCED AERODYNAMICS & STRUCTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        000-21749                     95-4257380
(State or other                    (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

                               3205 Lakewood Blvd.
                              Long Beach, CA 90808
                    (Address of principal executive offices)


                             Business (562) 938-8618
                               Fax (562) 938-8620
                         (Registrant's telephone number)

ITEM 5.  OTHER EVENTS

         The Board of Directors of Advanced Aerodynamics & Structures, Inc. has elected a new top management team of highly experienced aviation industry executives, all experienced pilots, in support of its strategy to acquire other manufacturers of general aviation aircraft to supplement AASI's current developmental project, the JETCRUZER 500. Further details are in the Press Release attached as Exhibit 1.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c)      Exhibits.

                  No.          Description
                  ---          -----------
                  1.1          Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                     ADVANCED AERODYNAMICS & STRUCTURES, INC.


                     By:    /s/ L. Peter Larson
                         -------------------------------------------------------
                            L. Peter Larson
                            Executive Vice President and Chief Financial Officer

Date:  January 23, 2002